SCHEDULE 14A INFORMATION


                              PROXY STATEMENT
    PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934


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[X] Preliminary Proxy Statement

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6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

                        CYBERTEL COMMUNICATIONS CORP.
                        -----------------------------
               (Name of registrant as Specified in its Charter)

                                   N/A
                                    --
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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[X] No fee required

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(1) Title of each class of securities to which transaction applies:
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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(4) Proposed maximum aggregate value of transaction:
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

                       CYBERTEL COMMUNICATIONS CORP.

                      2820 La Miranda Drive, Suite H
                          Vista, California 92083
                              (760) 599-0775

                             PROXY STATEMENT

                  Special Meeting of Common Stockholders
                       to be held ___________, 2004

Purpose.
--------

     This Proxy Statement is being furnished to the common stockholders of Cybertel Communications Corp., a Nevada corporation (the "Company"), to inform them of a special meeting of common stockholders. This meeting (referred to herein as the "Meeting") will be held on _______, 2004, at 3900 Las Vegas Boulevard South, Las Vegas, Nevada 89119, at 7:30 a.m. local time. The room number of the Meeting will be posted in the Investor Information section of our web site, www.cybertelcorp.com, and may also be obtained by calling us at
(760) 599-0775. Only common stockholders of record at the close of business on January 26, 2004 (the "Record Date") will be entitled to receive this Proxy Statement and to vote at the Meeting. This Proxy Statement, the Notice of Special Meeting and the Company's Annual Report on Form 10-KSB for the calendar year ended December 31, 2003, are first being mailed to the Company's common stockholders on or about _______________, 2004.

     1. The names of each of the Company's current directors will be submitted to the stockholders at the Meeting for the purpose of a vote to retain each director to serve for a period of from one to three years, as discussed in Proposal 7, below.

     The Company's Board of Directors and the holders of all of its Series B Super Voting Preferred Stock have unanimously resolved to adopt the following resolutions, which will also be submitted to a vote of the common stockholders at the Meeting:

     2. To retroactively approve the increase in the Company's authorized number of shares of preferred stock (the "Preferred Stock") from five million shares to 50 million shares and ratify the increase in the authorized number of shares of Series B Super Voting Preferred Stock from two million shares to 20 million shares;

     3. To amend the Company's Articles of Incorporation to authorize the Board of Directors to effect re-capitalizations in the form of forward and reverse splits of our outstanding securities without stockholder approval;

     4. To amend the Company's Articles of Incorporation to increase the authorized number of shares of its one mill ($0.001) par value common voting stock (the "Common Stock") from two billion to 10 billion;

     5. To amend the Company's Articles of Incorporation to increase the authorized number of shares of preferred stock from 50 million to 100 million;

     6. To amend the Company's Articles of Incorporation to change the name of the Company to "Cybertel Capital Corporation."

     7. To amend the Company's Bylaws to divide the board of directors into three classes (designated A, B, and C, respectively), with only one class of directors being subject to re-election each year, and changing the term of service for each class from one year to three years.

     8. To approve Malone & Bailey, PLLC as the Company's independent auditors for the coming year.

     9.  To approve the Company's 2001 Stock Option Plan.

    10. To approve the Company's sale of Common Stock at prices below net asset value per share.


     The holders of our Series B Super Voting Preferred Stock have 100 votes per share held.

     The Nevada Revised Statutes (the "Nevada Statutes") require the approval of stockholders who hold at least a majority of the voting power present at a meeting at which a quorum is present to effectuate all of the proposals. With respect to the amendment of the Company's Articles of Incorporation, including the amendment of the Articles to increase the authorized number of preferred shares, the Nevada Statutes require the approval of at least a majority of the voting power of the securities authorized to vote on the matter. See the caption "Voting Procedures," herein.

     This solicitation is being made by the Company and it will bear the cost of preparing, printing and mailing each of these documents and of the solicitation of proxies. Solicitation will be made by mail. The Company will request brokers, custodians, nominees and other like parties to forward copies of proxy materials to beneficial owners of the Company's Common Stock and will reimburse such parties for their reasonable and customary charges or expenses in this regard.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH OF THE AFOREMENTIONED PROPOSALS.

Record Date and Outstanding Shares.
-----------------------------------

     The Board of Directors has fixed January 26, 2004, as the Record Date for the determination of holders of Common Stock entitled to notice of and to vote at the Meeting and any adjournment thereof. At the close of business on that date there were 1,417,048,647 shares of Common Stock outstanding and entitled to vote. Holders of Common Stock will be entitled to one vote per share held and will not be entitled to cumulative voting.

     As of the Record Date, a total of 1,184 shares of the Company's Series
A 6% Convertible Preferred Stock were issued and outstanding, and a total of 20,000,000 shares of the Company's Series B Super Voting Preferred Stock were issued and outstanding. There are no outstanding but unissued preferred shares. Because the holders of the Series B Super Voting Preferred Stock hold a majority of the voting power of the Company's securities, and because they have already voted to approve each of the proposals set forth herein, passage of each proposal is assured regardless of the votes of the common stockholders. See the caption "Voting Securities and Principal Holders Thereof," below.

Proxies and Revocability of Proxies.
------------------------------------

     The enclosed proxy is being solicited by the Board of Directors for use at the Meeting and any adjournments thereof and will not be voted at any other meeting. All proxies that are properly executed, received by the Company prior to or at the Meeting, and not properly revoked will be voted at the Meeting or any adjournment thereof in accordance with the instructions given therein.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by
(i) filing with Richard F. Schmidt, the Company's Chief Financial Officer, at or before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the date of the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Chief Financial Officer of the Company before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to 2828 La Mirada Drive, Suite H, Vista, California 92083, Attention: Richard F. Schmidt, or hand delivered to Mr. Schmidt, at or before the taking of the vote at the Meeting.

Voting Procedures.
------------------

     The presence in person or by proxy of a majority of the voting power at the Meeting is required to constitute a quorum for the transaction of business at the Meeting. Pursuant to the Certificates of Designations setting forth the rights and preferences of the Series A Stock and the Series B Stock, the holders of those series of stock are to vote with the holders of the Company's common stock. Each of the holders of the Company's Series B Stock has already consented to each of the matters to be submitted at the Meeting, and each has also indicated his intention to attend the Meeting and to vote in favor of each such matter. Therefore, since the holders of the Series B Stock have a majority of the voting power of the Company, both a quorum and the approval of each of these matters is assured.

     Abstentions and broker non-votes will be considered represented at the Meeting for the purpose of determining a quorum. The shares represented by each proxy will be voted in accordance with the instructions given therein. Where no instructions are indicated, the proxy will be voted in favor of all matters to be voted on as set forth in the proxy and, at the discretion of the persons named in the proxy, on any other business that may properly come before the Meeting. Under applicable law, if a quorum is present at the Meeting, the nominees for election to the Board of Directors who receive the plurality of votes cast for the election of directors by the shares present in person or represented by proxy will be elected directors. Each stockholder will be entitled to one vote for each share of Common Stock held and will not be entitled to cumulate votes in the election of directors. All other matters submitted to a vote of the stockholders at the meeting will be approved if a majority of votes cast at the Meeting in person or by proxy vote in favor thereof. Shares that are authorized but not yet issued will not be entitled to vote at the Meeting.

Dissenters' Rights of Appraisal.
--------------------------------

     The Nevada Statutes do not provide any dissenter's rights with respect to any of the above-referenced proposals. Therefore, no dissenter's rights of appraisal will be given in connection with any of these matters.

Interest of Certain Persons in Matters to be Acted Upon.
--------------------------------------------------------

     Except as indicated below, no director, executive officer, nominee to become such, or any associate of any of the foregoing persons, has any substantial interest, direct or indirect, by security holdings or otherwise, in any of the above-referenced proposals which is not shared by all other stockholders, pro rata, and in accordance with their respective interests in the Company.

     The amendment of the Company's Bylaws to provide for three classes of directors, with only one class of directors being subject to election each year, would allow those directors who would have two-year or three-year terms to serve for a longer period of time than they are currently allowed to serve without standing for re-election. In addition, a staggered Board of Directors would make it more difficult to achieve a hostile takeover of the Company.

Voting Securities and Principal Holders Thereof.
------------------------------------------------

     As of January 26, 2004, the Record Date for the determination of holders of the Company's Common Stock entitled to notice of and to vote at the Meeting and any adjournment thereof, a total of 1,417,048,647 shares of common stock were outstanding; such shares are entitled to a total of 1,417,048,647 votes on the matter to be voted on at the Meeting. In addition, 1,184 shares of Series A 6% Convertible Preferred Stock, which were convertible into 431,062,729 shares of common stock, and 20,000,000 shares of Series B Super Voting Preferred Stock were issued and outstanding on that date.

     The following table sets forth the shareholdings of the Company's directors and executive officers and those persons who owned more than five percent of each class of the Company's voting securities as of the Record
Date:

                                                                    Aggregate
                                                                    Percentage
                      Number of Shares                  Percentage  of Voting
Name and Address     Beneficially Owned    Class        of Class(1) Power
----------------     ------------------   -------        --------   -----

Principal Stockholders
----------------------

Richard D. Mangiarelli (2)  172,000       Common          0.012%     23.93%
2820 La Mirada Dr.        9,206,155       Series B Pref.     46%
Suite H
Vista, CA 92081

Richard F. Schmidt(3)       260,000       Common          0.018%     15.68%
2820 La Mirada Dr.        6,030,769       Series B Pref.     30%
Suite H
Vista, CA 92081

Edify Capital Group, Inc.       592       Series A Pref.     50%      5.60%
801 S. Garfield Blvd.
Suite 200
Alhambra, CA 91801

Transnix Global Corp.           592       Series A Pref.     50%      5.60%
6453 Bounty Ct.
San Diego, CA 91801

Officers and Directors
----------------------

Richard D. Mangiarelli (2)  --------------See Table Above------------------

Richard F. Schmidt (3)      --------------See Table Above------------------


John E. Jordan (4)          160,000       Common          0.011%      4.13%
2820 La Mirada Dr.        1,587,692       Series B Pref.      8%
Suite H
Vista, CA 92081

Bruce G. Caldwell, Ed.D(5)  160,000       Common          0.011%      4.13%
2820 La Mirada Dr.        1,587,692       Series B Pref.      8%
Suite H
Vista, CA 92081

Paul Ferandell, Jr.(6)      413,000       Common          0.029%      4.14%
2820 La Mirada Dr.        1,587,692       Series B Pref.      8%
Suite H
Vista, CA 92081

Joost H. van Adelsberg, Jr.     -0-       Common              0%       0%
2820 La Mirada Dr.                        Series B Pref.      0%
Suite H
Vista, CA 92081

    All officers and
    directors as a class     1,165,000      Common          0.081%   52.01%
                            20,000,000      Class B Pref.     100%

     (1) These figures take into account the 431,062,729 shares of Common Stock issuable upon conversion of our 6% Convertible Series A Preferred Stock as of the Record Date. They also take into account 650,000 shares that were authorized but not yet issued, 130,000 to each of our directors in 2002. They also take into account 10,000 shares per month per director from the period January, 2003 through March 2003.

     (2) The 6M Family Trust, which is controlled by Mr. Mangiarelli's family holds 12,000 of these shares. 130,000 shares Mr. Mangiarelli earned, as a director, in 2002, but has not yet been issued and 30,000 shares earned but not issued in January 2003 through March 2003.

     (3) Mr. Schmidt has earned, as a director, 130,000 shares in 2002 and 30,000 shares from January 2003 through March 2003. These shares have not been issued as of the date of this filing.

     (4) Mr. Jordan has earned, as a director, 130,000 shares in 2002 and 30,000 shares from January 2003 through March 2003. These shares have not been issued as of the date of this filing.

     (5) Mr. Caldwell has earned, as a director, 130,000 shares in 2002 and 30,000 shares from January 2003 through March 2003. These shares have not been issued as of the date of this filing.

     (6) These shares include 13,000 shares that are owned jointly with Mr. Ferandell's wife. Mr. Ferandell has earned, as a director, 130,000 shares in 2002 and 30,000 shares from January 2003 through March 2003. These shares have not been issued as of the date of this filing.

                    PROPOSAL 1   ELECTION OF DIRECTORS

     The Board of Directors of the Company will consist of six directors, as follows: Richard D. Mangiarelli; Richard F. Schmidt; John E. Jordan; Bruce G. Caldwell; Paul Ferandell; and Joost H. van Adelsberg, Jr. As discussed in more detail under the heading "PROPOSAL 7 - AMENDMENT OF BYLAWS TO PROVIDE FOR THE STAGGERED ELECTION OF THE BOARD OF DIRECTORS," below, the Board of Directors has proposed that the Company's Bylaws be amended to create three classes of director (designated A, B, and C), with only one class of directors being subject to election each year, and changing the term of service for each class from one year to three years. Directors in Class A will be subject to re-election in 2005, at which time they will be elected for a full three-year term. Directors in Class B will be subject to re-election in 2006, at which time they will also be elected for a full three-year term. Directors in Class C will be subject to re-election in 2007, at which time they too will be elected to a full three-year term.

     The classes of each of the nominees to the Board of Directors are as follows:

     Name                         Class
     ----                         -----

     Joost H. van Adelsberg, Jr.   A

     John E. Jordan                A

     Bruce G. Caldwell             B

     Paul Ferandell                B

     Richard D. Mangiarelli        C

     Richard F. Schmidt            C

     Unless directed otherwise, proxies received from stockholders will be voted FOR election of each of these nominees. Each of these nominees presently serves on the Company's Board of Directors.

     If any nominee is unable to stand for election, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. The Company is not aware of any nominee that is or will be unable to stand for election.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES NAMED ABOVE FOR DIRECTORS OF THE COMPANY.

     The following table sets forth the names of all of our current directors and executive officers. If the proposal to adopt staggered terms for the directors is adopted, these persons will serve for the time periods set forth above. If that proposal is not adopted, each will serve until the next annual meeting of the Company's stockholders.


                                           Date of         Date of
                              Positions    Election or     Termination
Name                          Held         Designation     or Resignation
----                          ----         -----------     --------------

Richard D.                    CEO             6/96            *
Mangiarelli                   President       6/96            *
                              Director        6/96            *

Richard F. Schmidt            Director        1/01            *
                              CFO            10/99            *

John E. Jordan                Director        6/96            *

Bruce G. Caldwell             Director        1/01            *

Paul Ferandell                Director        1/01            *

Joost H. Van Adelsberg, Jr.   Director        1/04            *


     *  These persons presently serve in the capacities indicated.

Business Experience.
--------------------

     Richard D. Mangiarelli, Chief Executive Officer, President and
Director. Mr. Mangiarelli is 61 years old. In 1985, he founded USA Energy Corporation, a licensed general and electrical contractor dedicated to energy conservation contracting. He was the Chief Operating Officer of Fulham Company, an electronic ballast manufacturer, from 1993 to 1995. Mr. Mangiarelli holds a BA degree from the University of Connecticut and an MBA degree from Pepperdine University. He is a licensed general contractor and licensed electrical contractor and is retired from the United States Marine Corps at the rank of Colonel.

     Richard F. Schmidt, Director and Chief Financial Officer.  Mr.
Schmidt, age 41, has an extensive background in corporate finance, with over 15 years of direct financial and tax management experience. Mr. Schmidt is currently Cybertel's Chief Financial Officer. He is responsible for all aspects of treasury management, public reporting and investor relations.
Mr. Schmidt formerly worked as the Senior Vice President of Iseki, Inc., an international sales and leasing company, assisting our Company with the management and review of its administrative, legal and human resources. Previously at Iseki, Inc., Mr. Schmidt had served as Chief Financial Officer. He also served as a manager and multinational tax and business consultant for Coopers & Lybrand. Mr. Schmidt is a Certified Public Accountant licensed in California.

     John E. Jordan, Director. Mr. Jordan is 65 years of age. In 1959, he founded the Jordan Companies, a group of privately held, diversified companies engaged in energy related engineering, manufacturing and marketing activities, defense and aerospace consulting and international negotiations and representation. He has served as chief executive officer and president of these companies for over 20 years. Mr. Jordan is a graduate of Stanford University, the Marine Corps Command and Staff College, the National Defense University-Industrial College of the Armed Force program, the Naval War College, and served as an Officer in both the U.S. Air Force and the Marine Corps.

     Bruce G. Caldwell, Director. Dr. Caldwell is 62 years of age. He is the owner of CeramixGolf.com, a golf club manufacturing firm in Carlsbad, California. After retiring from a 25-year career in eduction, Dr. Caldwell became the Vice President of national sales for Public Storage Incorporated as was a Registered Principal with P.S. Securities. He retired from that career after 10 years of service. He was also a partner in the ownership of Conroy's Flowers, a national flower franchise company. Mr. Caldwell sold his interest in Conroy's Flowers and became a Vice President of Development for Pixel Inc., a digital multi-media production firm.

     Paul Ferandell, Director. Mr. Ferandell, age 60, founded Ferandell Tennis Courts, Inc. in 1975 and has five offices located through out California, building, resurfacing and maintaining commercial and residential tennis courts.

     Joost H. van Adelsberg, Jr. Mr. van Adelsberg, age 45, is a Certified Public Accountant with over 20 years' experience in helping to design and implement domestic and international tax, accounting and business solutions for multi-national companies and individuals. His professional experience includes over 15 years of Big Five accounting with PricewaterhouseCoopers, LLP (formerly Coopers & Lybrand, LLP), Kenneth Leventhal & Company and, currently, his own practice. Mr. van Adelsberg's background includes an emphasis in real estate and tax. He also has extensive experience working with various bankruptcy trustees and receivers. Mr. van Adelsberg is a member of the AICPA and the California Society of CPA's.

Significant Employees.
----------------------

     Other than its executive officers, Cybertel does not have any employees who are expected to make a significant contribution to its business.

Family Relationships.
---------------------

     There are no family relationships between any directors or executive officers.

Involvement in Certain Legal Proceedings.
-----------------------------------------

     During the past five years, no present or former director, executive officer or person nominated to become a director or an executive officer of our Company:

     (1) was a general partner or executive officer of any business against which any bankruptcy petition was filed, either at the time of the bankruptcy or two years prior to that time;

     (2) was convicted in a criminal proceeding or named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

     (3) was subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

     (4) was found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

     No director, executive officer or other person who may be deemed to be an "affiliate" of Cybertel or owner of record or beneficially of more than five percent of its Common Stock is a party adverse to Cybertel or has a material interest adverse to Cybertel in any proceeding.

Transactions with Management and Others.
----------------------------------------
     During the past two years, there were no material transactions, series of similar transactions, currently proposed transactions, or series of similar transactions, to which Cybertel or any of its subsidiaries was or is to be a party, in which the amount involved exceeded $60,000 and in which any director or executive officer, or any security holder who is known to Cybertel to own of record or beneficially more than five percent of our Common Stock, or any member of the immediate family of any of the foregoing persons, had a material interest.

Certain Business Relationships.
-------------------------------

     During the past two years, there were no material transactions, series of similar transactions, currently proposed transactions, or series of similar transactions, to which Cybertel or any of its subsidiaries was or is to be a party, in which the amount involved exceeded $60,000 and in which any director or executive officer, or any security holder who is known to Cybertel to own of record or beneficially more than five percent of our Common Stock, or any member of the immediate family of any of the foregoing persons, had a material interest.

Indebtedness of Management.
---------------------------

     During the past two years, there were no material transactions, series of similar transactions, currently proposed transactions, or series of similar transactions, to which Cybertel or any of its subsidiaries was or is to be a party, in which the amount involved exceeded $60,000 and in which any director or executive officer, or any security holder who is known to Cybertel to own of record or beneficially more than five percent of the our Common Stock, or any member of the immediate family of any of the foregoing persons, had a material interest.

Parents of the Issuer.
----------------------

     Cybertel has no parents.

Compliance with Section 16(a) of the Exchange Act
-------------------------------------------------

     Richard D. Mangiarelli and John E. Jordan each filed a Form 3 Initial Statement of Beneficial Ownership of Securities with the Securities and Exchange Commission on September 9, 1999. The Company believes that several of its directors, executive officers and 10% stockholders may be delinquent in filing their Section 16(a) reports and is currently attempting to determine which reports may be delinquent and to ensure that they are filed expeditiously. In addition, the Company has adopted an Insider Trading Policy which requires semi-annual reminders to such persons of their duty to file
Section 16(a) reports in a timely manner.

Committees.
-----------

     Audit Committee Report. Cybertel has a standing audit committee consisting of Messrs. Jordan, Caldwell and van Adelsberg. The audit committee operates under a written charter that has been adopted by the Board of Directors. The audit committee's responsibilities are more fully discussed in the audit committee charter that is included as Appendix C to this proxy statement.

     The audit committee evaluates the performance of our auditors, manages the Company's relationship with the auditors, and evaluates policies and procedures relating to internal control systems. In 2003, the audit committee reviewed and discussed the Company's audited financial statements with management. The audit committee has discussed with the Company's independent auditors the matters required to be discussed by SAS 61. It has also received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and has discussed with the independent accountant the independent accountant's independence. Based on these reviews and discussions, the audit committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the calendar year ended December 31, 2002, for filing with the Securities and Exchange Commission.

January 27, 2004

Submitted by the Audit Committee.

John Jordan
Bruce G. Caldwell
Joost H. van Adelsberg, Jr.

     The Company does not have a standing nominating committee or a charter with respect to the process for nominations to our Board of Directors. Currently, members of the Company's Board submit nominees for election thereto to the entire Board for its consideration.

     The Company's Bylaws do not contain any provision addressing the process by which a stockholder may nominate an individual to stand for election to the Board of Directors, and the Company does not have any formal policy concerning stockholder recommendations to the Board of Directors. To date, we have not received any recommendations from stockholders requesting that the Board consider a candidate for inclusion among the slate of nominees in our proxy statement. However, the absence of such a policy does not mean that the Board of Directors would not consider any such recommendation, had one been received. The Board would consider any candidate proposed in good faith by a stockholder. To do so, a stockholder should send the candidate's name, credentials, contact information, and his or her consent to be considered as a candidate to the Company's Chief Financial Officer, Richard F. Schmidt. The proposing stockholder should also include his or her contact information and a statement of his or her share ownership (how many shares owned and for how long).

     In evaluating director nominees, the Board considers the following factors:

     the appropriate size of our Board of Directors;

     our needs with respect to the particular talents and experience of our directors;

     the knowledge, skills and experience of nominees, including experience in finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

     familiarity with our industry;

     experience with accounting rules and practices; and

     the desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by new Board members.

     Our goal is to assemble a Board of Directors that brings together a variety of perspectives and skills derived from high quality business and professional experience. In doing so, the Board will also consider candidates with appropriate non-business backgrounds.

     Other than the foregoing, there are no stated minimum criteria for director nominees, although the Board of Directors may also consider such other factors as it may believe are in the best interests of the Company and its stockholders. The Board does, however, believe it appropriate for at least one, and, preferably, several, members of the Board to meet the criteria for an "audit committee financial expert" as defined by Securities and Exchange Commission rules. The Company also believes it appropriate for certain key members of the Company's management to participate as members of the Board.

     The Board of Directors identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company's business and who are willing to continue in service are considered for re-nomination. If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Board then identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Board of Directors are polled for suggestions as to individuals meeting the criteria described above. The Board may also engage in research to identify qualified individuals. To date, the Company has not engaged third parties to identify or evaluate or assist in identifying potential nominees, although the Company reserves the right in the future to retain a third party search firm, if necessary.

     Cybertel has a compensation committee consisting of Messrs. Schmidt, Jordan and Ferandell. This committee is responsible for determining the reasonable compensation of our executive officers.

Board of Directors Meetings.
----------------------------

     In 2003, the Board of Directors held two meetings, with all directors attending both meetings. In addition, our Board of Directors adopted several resolutions by unanimous consent without a meeting, in accordance with Nevada law.

     In 2003, our audit committee and our compensation committee each held one meeting.

Executive Compensation.
-----------------------

     The following table sets forth the aggregate compensation paid by the Company for services rendered during the periods indicated:

                        Summary Compensation Table
                        --------------------------

                         SUMMARY COMPENSATION TABLE

                           Long Term Compensation

                    Annual Compensation   Awards       Payouts

(a)             (b)   (c)   (d)   (e)   (f)   (g)        (h)    (i)

                                             Secur-
                                              ities             All
Name and   Year or               Other  Rest- Under-     LTIP  Other
Principal  Period   Salary Bonus Annual rictedlying      Pay-  Comp-
Position   Ended      ($) ($)(1)  Compen-Stock Options    outs  ensat'n
-----------------------------------------------------------------

Richard D.
Mangiarelli  12/31/01 263,577 -0-   -0-   -0-     500,000(2)  -0-  -0-
CEO, Pres.,  12/31/02  57,692 -0-   -0-   130,000(3) -0-      -0-  -0-
Director     12/31/03 180,000 12,500-0-   120,000(3) -0-      -0-  -0-

Richard F.   12/31/01 118,000 -0-   -0-   -0-     260,000(4)   -0-  -0-
Schmidt      12/31/02  56,673 -0-   -0-   130,000(3) -0-       -0-  -0-
CFO,         12/31/03 125,000 12,500-0-   120,000(3) -0-       -0-  -0-
Director

John E.
Jordan       12/31/01  -0-    -0-   -0-   -0-        -0-          -0-  -0-
Director     12/31/02  -0-    -0-   -0-   130,000(3) -0-          -0-  -0-
             12/31/03  -0-    -0-   -0-   120,000(3) -0-          -0-  -0-

Bruce G.
Caldwell     12/31/01  -0-    -0-   -0-   -0-        -0-          -0-  -0-
Director     12/31/02  -0-    -0-   -0-   130,000(3) -0-          -0-  -0-
             12/31/03  -0-    -0-   -0-   120,000(3) -0-          -0-  -0-

Paul         12/31/01  -0-    -0-   -0-   -0-        -0-          -0-  -0-
Ferandell    12/31/02  -0-    -0-   -0-   130,000(3) -0-          -0-  -0-
Director     12/31/03  -0-    -0-   -0-   120,000(3) -0-          -0-  -0-


     (1) These bonuses were accrued in 2003 and will be paid in 2004.

     (2) These options are exercisable at $0.32 per share and vest in equal pro rata amounts over three years, beginning in May, 2001.

     (3) See the caption "Compensation of Directors," below.

     (4) These options are exercisable at $0.32 per share and vest in equal pro rata amounts over three years, beginning in May, 2001.

Compensation of Directors.
--------------------------

     The Company has arrangements to compensate its directors for services provided as a director with its Common Stock. Each of the Company's directors earned 130,000 shares during 2002, with each director earning 10,000 shares per month from January, 2003, forward.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements.
-------------

     On October 1, 1999, the Company entered into Employment Agreements with Richard D. Mangiarelli and Richard F. Schmidt. Each of these Agreements lasts for a period of three years. Upon the first anniversary of each Agreement, and each anniversary afterward, the Agreements will be automatically extended unless the Company gives each employee written notice within 30 days of the anniversary date. Mr. Mangiarelli receives a salary of $200,000. From October 1, 1999, to January 31, 2000, Mr. Schmidt's salary was $5,000 per month. On February 1, 2000, it increased to $100,000 per year. On October 1, 2000, Mr. Schmidt's salary increased to $125,000. Messrs. Mangiarelli and Schmidt are also entitled to the same benefits as other Cybertel executives receive, including paid vacation and holidays and leaves of absence. In addition, the Company agreed to issue 100,000 "unregistered" and "restricted" shares of our Common Stock to Mr. Schmidt in 36 equal monthly installments, beginning November 1, 1999.

          The Employment Agreements also permit Messrs. Mangiarelli and Schmidt to receive 90 days' salary if Cybertel terminates them without good reason, and a lump sum payment within 30 days of termination if Cybertel terminates them for good reason. Other than these provisions, Cybertel does not have any employment contracts, compensatory plans or arrangements which would result in payments to any director or executive officer because of his or her resignation, retirement or other termination of employment with Cybertel or its subsidiaries, any change in control of Cybertel, or a change in the person's responsibilities following a change in control of Cybertel.

 PROPOSAL 2 - RETROACTIVELY APPROVE THE INCREASE IN THE COMPANY'S
AUTHORIZED NUMBER OF SHARES OF PREFERRED STOCK (THE "PREFERRED STOCK") FROM FIVE MILLION SHARES TO 50 MILLION SHARES AND RATIFY THE INCREASE IN THE AUTHORIZED NUMBER OF SHARES OF SERIES B SUPER VOTING PREFERRED STOCK FROM TWO MILLION SHARES TO 20 MILLION SHARES

     The Company was incorporated in the State of Nevada on June 13, 1996. At its inception, the Company was authorized to issue 25 million shares, divided into two classes as follows:

     1. 20 million shares of common stock with a par value of $0.001 per share, and with each issued and outstanding share to have one vote; and

     2. Five million shares of preferred stock with a par value of $0.001 per share, with such special preferences as the Company's Board of Directors may determine.

     Effective as of June 24, 2002, acting without stockholder approval pursuant to the authority given to them under the Nevada Statutes and its Articles of Incorporation, the Company's Board of Directors unanimously resolved to create a new series of preferred stock within the class of five million preferred shares. Stockholder approval was not required. This new series was designated as the "Series B Super Voting Preferred Stock," with two million such shares being authorized. On June 10, 2003, the Company filed a Certificate of Designations with the Nevada Secretary of State with respect to these shares. The Certificate of Designations reflected all of the Board's resolutions with respect to the rights and preferences of the Series B Stock. Among these rights and preferences was the designation that the Series B Stock shall have 100 votes per share and that, except as provided by law or Section G of the Certificate of Designations (relating to amendments thereto), the Series B Stock shall vote together with the holders of the Company's common stock as a single class. Section G stated that the Certificate of Designations may only be amended upon the approval of the holders of 66-2/3% of the then outstanding shares of Series B Stock.

     On June 27, 2002, before any shares of the Series B Stock had been issued, the Company's Board of Directors voted unanimously to increase the authorized number of preferred shares to 50 million shares. This was done in order to ensure that there would be sufficient shares with super-voting rights to discourage any potential takeover attempts with respect to the Company. At the time of the Board resolution, none of the Company's stockholders had approved the increase, although the holders of all of the then-outstanding shares of Series B Stock later voted to approve the increase, as discussed below. In addition, the Board of Directors was not aware that the Company was required to file a proxy statement or an information statement with respect to this matter, and that is the reason that we have prepared this proxy statement.

     On July 1, 2002, the Board of Directors unanimously resolved at a telephonic meeting to issue a total of 65,000 shares of Series B Stock to Richard D. Mangiarelli; Richard Schmidt; John Jordan; Bruce Caldwell; and Paul Ferandell (collectively, the "Series B Stockholders"), and this resolution was memorialized in a written document on July 10, 2002. At the time these actions were taken, the Series B Stockholders were all of the members of the Company's Board of Directors.

     Immediately following the resolution to issue these shares, Messrs. Mangiarelli, Schmidt and Jordan, who collectively owned 84.6% of the issued and outstanding shares of Series B Stock, verbally consented to approve the above-referenced increase in the authorized number of preferred shares and further consented to increase the authorized number of shares of Series B Stock to 20 million shares. At the time of the consent, these stockholders collectively held a majority of the voting power of the Company's securities. On July 2, 2002, the Company filed with the Nevada Secretary of State a Certificate of Amendment formally amending Article VI(1)(b) to say:

     The total number of shares of Preferred Stock whish this corporation is authorized to issue is 50,000,000 shares of $0.001 per value per share, which Preferred Stock may contain special preferences as determined by the Board of Directors of this corporation, including, but not limited to, voting rights, the bearing of interest and convertibility into shares of Common Stock of the corporation.

     Other than the increase in the number of authorized preferred shares, the amended Article VI(1)(b) was the same as Article VI(1)(b) of the Company's original Articles of Incorporation.

     On April 17, 2003, the Company's Board of Directors resolved to issue a total of 935,000 additional shares of Series B Stock to the Series B Stockholders and on July 21, 2003, the Board resolved to issue a further 15 million such shares to the Series B Stockholders. These issuances were made in order to ensure that the members of management would continue to have a majority of the voting power of the Company in light of the number of votes held by the common stockholders and the Series A 6% Convertible Preferred Stock. The Series B Stock was issued in consideration of services valued at approximately $25,000.

     Through error or oversight, the Company did not file an amendment to its Certificate of Designations at the time that it increased the authorized number of shares of Series B Stock, and it did not file an information statement or a proxy statement with the Securities and Exchange Commission with respect to the above-referenced Series B Stockholder consent. However, on October 24, 2003, Messrs. Mangiarelli, Schmidt and Jordan resolved to prepare and file the appropriate documents with the Nevada Secretary of State and the Securities and Exchange Commission, as well as to retroactively adopt and ratify all of the other actions taken with respect to the authorization and issuance of the Series B Stock and the increase in the authorized number of preferred shares and shares of Series B Stock, effective as of the date of each such action (the "October Resolutions"). On the date of the October Resolutions, these persons were all of the members of the Company's Board of Directors and were the owners of a majority of the issued and outstanding shares of Series B Stock. The Company filed a Certificate of Amendment to its Certificate of Designation on November 3, 2003, and this Proxy Statement has been prepared in part to obtain approval of the Company's common stockholders with respect to the increase in the authorized number of shares of Preferred Stock and Series B Stock.

      The Nevada Statutes require that a certificate of designation be filed before the issuance of any shares of the class or series of stock in question. However, management does not believe that there will be any adverse legal implications of its failure to file the amendment to its Certificate of Designations, because the amendment has since been filed and the holders of all of the Series B Stock have ratified the issuance of the additional shares.


     The Certificate of Designations, as amended, provides for 100 votes per outstanding share of Series B Stock. The Series B Stock:

     * is not entitled to receive dividends;

     * has no right to be paid out of the Company's assets in the event that the Company is voluntarily or involuntarily liquidated, dissolved or wound up;

     * does not have cumulative voting rights; and

     * does not convert into any other Company security.

     In addition, the number of outstanding shares of Series B Stock is to be adjusted to allow the Series B Preferred Stockholders to maintain their pro rata interest in the Company, as nearly as reasonably possible, in the event of a subdivision or combination of the Company's outstanding shares of common stock, common stock dividend, or capital reorganization or reclassification of the Company's common stock. The Certificate of Designations, as amended, is attached hereto as Appendix D.

     On February 2, 2004, our Board of Directors and the holders of all of our issued and outstanding shares of Series B Stock voted to adopt each of the matters set forth in this proxy statement, including the increase in the authorized number of shares of Preferred Stock and Series B Stock. This action was taken pursuant to Section 78.390 of the Nevada Statutes, which requires the vote of a majority of the voting power required to vote on the matter.

     Risk Factors Associated with Series B Stock.
        --------------------------------------------

     Dilution to common stockholders. The issuance of Series B Stock is dilutive to the holders of our common stock because the Series B Stock has 100 votes per share, as compared to one vote per common share. Due the this super-voting right, the holders of our Series B Stock control over 50% of the voting power of the Company, and can approve any matter that is submitted to a vote of our stockholders without requiring the vote of any other stockholders. The increase in the number of authorized shares of S eries B Stock, and the subsequent issuance of all or a portion of those additional shares to our existing Series B stockholders, would give them an even larger controlling interest in the Company.

     Anti-Takeover Effects. The authorization and potential issuance of additional shares of Series B Stock will discourage a takeover of the Company by tender offer or other means. This is because the current Board of Directors could simply authorize the issuance of a sufficient number of shares to themselves to maintain voting control of the Company, regardless of the number of shares of common stock acquired by any party that wishes to take control of the Company, and regardless of whether such an attempted takeover would be beneficial to the Company and its common stockholders.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE COMMON STOCKHOLDERS VOTE IN FAVOR OF THE PROPOSAL TO RETROACTIVELY APPROVE THE INCREASE IN THE COMPANY'S AUTHORIZED NUMBER OF SHARES OF PREFERRED STOCK FROM FIVE MILLION SHARES TO 50 MILLION SHARES AND RATIFY THE INCREASE IN THE AUTHORIZED NUMBER OF SHARES OF SERIES B SUPER VOTING PREFERRED STOCK FROM TWO MILLION SHARES TO 20 MILLION SHARES

PROPOSAL 3 - AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO AUTHORIZE THE BOARD OF DIRECTORS TO EFFECT RE-CAPITALIZATIONS IN THE FORM OF FORWARD AND REVERSE SPLITS OF OUR OUTSTANDING SECURITIES WITHOUT STOCKHOLDER APPROVAL

     Our Board of Directors believes that with the present volatility in the trading prices of many low priced securities like ours in today's securities markets, that the power to effect re-capitalizations that can deal with these issues in a fast and efficient manner is necessary. Also, if shareholder approval is not required of such actions, the time, cost and expense associated with a re-capitalization can be substantially eliminated.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE PROPOSAL APPROVING THE AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION TO AUTHORIZE THE BOARD OF DIRECTORS TO EFFECT RE-CAPITALIZATIONS IN THE FORM OF FORWARD AND REVERSE SPLITS OF OUR OUTSTANDING SECURITIES WITHOUT STOCKHOLDER APPROVAL.

PROPOSAL 4 - AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO AUTHORIZE
                   10 BILLION SHARES OF COMMON STOCK

     The Company is currently authorized to issue two billion shares of Common Stock and 50 million shares of Preferred Stock. The Company's Board of Directors has unanimously adopted a resolution seeking shareholder approval to amend the Articles of Incorporation to increase the number of authorized shares of Common Stock to 10 billion shares. The Board of Directors believes that the proposed increase in the number of authorized shares of Common Stock is in the best interest of the Company in that it will provide the Company with available shares which could be issued for various corporate purposes, including acquisitions, stock dividends, options, convertible debt and equity financings, as the Board of Directors determines in its discretion. The Board further believes that the increase in the number of authorized shares of Common Stock will enable the Company to promptly take advantage of market conditions and the availability of favorable opportunities without the delay and expense associated with holding a special meeting of shareholders. Except for the issuance of 550 million shares of Common Stock to be issued pursuant to an S-8 Registration Statement that was filed with the Securities and Exchange Commission on September 2, 2003, and 450 million shares to be issued pursuant to another S-8 Registration Statement that was filed on January 14, 2004, the Company presently has no specific plans, arrangements or understandings, either written or oral, to issue any of the additional authorized shares of Common Stock or Preferred Stock.

     The issuance by the Company of any additional shares of Common Stock would dilute both the equity interests and the earnings per share of existing holders of the Common Stock. Such dilution may be substantial, depending upon the amount of shares issued, and this effect would be magnified in the event of a reverse split of the Common Stock as discussed under Proposal 3, above. The newly authorized shares of Common Stock will have voting and other rights identical to those of the currently authorized shares of Common Stock.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE COMMON STOCKHOLDERS VOTE TO APPROVE THE INCREASE IN THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK.

PROPOSAL 5 - AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO AUTHORIZE
                 100 MILLION SHARES OF PREFERRED STOCK

     The Company is currently authorized to issue two billion shares of Common Stock and 50 million shares of Preferred Stock. The Company's Board of Directors has unanimously adopted a resolution seeking shareholder approval to amend the Articles of Incorporation to increase the number of authorized shares of Preferred Stock to 100 million shares. The Board of Directors believes that the proposed increase in the number of authorized shares of Preferred Stock is in the best interest of the Company in that it will provide the Company with available shares which could be issued for various corporate purposes, including acquisitions, stock dividends, options, convertible debt and equity financings, as the Board of Directors determines in its discretion. The Board further believes that the increase in the number of authorized shares of Preferred Stock will enable the Company promptly to take advantage of market conditions and the availability of favorable opportunities without the delay and expense associated with holding a special meeting of shareholders. The Company presently has no specific plans, arrangements or understandings, either written or oral, to issue any of the additional authorized shares of Preferred Stock.

     The issuance by the Company of any additional shares of Preferred Stock would dilute both the equity interests and the earnings per share of existing holders of the Common Stock. Such dilution may be substantial, depending upon the amount of shares issued, and this effect would be magnified in the event of a reverse split of the Common Stock as discussed under Proposal 3, above, or in the event that the newly authorized shares of Preferred Stock have super-voting rights. The Company's Articles of Incorporation, as amended, permit the Board of Directors to designate the rights privileges and preferences of the Preferred Stock.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE COMMON STOCKHOLDERS VOTE TO APPROVE THE INCREASE IN THE AUTHORIZED NUMBER OF SHARES OF PREFERRED STOCK.

PROPOSAL 6 - AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE ITS NAME
                     TO "CYBERTEL CAPITAL CORPORATION"

     The Company's Board of Directors has unanimously adopted a resolution seeking stockholder approval to amend the Articles of Incorporation to change the Company's name to "Cybertel Capital Corporation." The Board of Directors believes that this amendment is in the Company's best interests because it will more accurately reflect its planned business model as a holding company with diversified interests outside of the telecommunications industry. The proposed amendment will not have any material affect on the Company's business, operations, reporting requirements or stock price. Stockholders will not be required to have new stock certificates reflecting the name change. New stock certificates will be issued in due course as old certificates are tendered to the Company's transfer agent.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE COMMON STOCKHOLDERS VOTE TO APPROVE THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO CHANGE ITS NAME TO "CYBERTEL CAPITAL CORPORATION."

PROPOSAL 7 - AMEND THE COMPANY'S BYLAWS TO PROVIDE FOR THE STAGGERED ELECTION
                       OF THE BOARD OF DIRECTORS

     The Board of Directors has proposed that the Company's Bylaws be amended to create three classes of director (designated A, B, and C), with only one class of directors being subject to election each year, and changing the term of service for each class from one year to three years. Directors in Class A will be subject to re-election in 2005, at which time they will be elected for a full three-year term. Directors in Class B will be subject to re-election in 2006, at which time they will also be elected for a full three-year term. Directors in Class C will be subject to re-election in 2007, at which time they too will be elected to a full three-year term.
     The classes of each of the nominees to the Board of Directors are as follows:

     Name                         Class
     ----                         -----

     Joost H. van Adelsberg, Jr.   A

     John E. Jordan                A

     Bruce G. Caldwell             B

     Paul Ferandell                B

     Richard D. Mangiarelli        C

     Richard F. Schmidt            C

     The Board of Directors believes that this amendment will be in the best interests of the Company because it will make it more difficult to gain control of the Company in the event of a hostile takeover. It will take at least two years for the stockholders to remove and elect a majority of the Company's Board.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE COMMON STOCKHOLDERS VOTE TO APPROVE THE AMENDMENT TO THE COMPANY'S BYLAWS TO PROVIDE FOR THE STAGGERED ELECTION OF DIRECTORS.

PROPOSAL 8 - TO APPROVE MALONE & BAILEY, PLLC AS THE COMPANY'S INDEPENDENT
                      AUDITORS FOR THE COMING YEAR

     The Company's Audit Committee has selected Malone & Bailey, PLLC to serve as independent auditors for all audit work associated with the Company's financial statements for the year ended December 31, 2003. Malone & Bailey, PLLC has served as the Company's independent auditor since 1996. The Company does not expect that any representative of Malone & Bailey, PLLC will be present at the Meeting.

Independent Public Accountant's Fees and Services.
--------------------------------------------------

     The following is a summary of the fees billed to Cybertel by Malone & Bailey, PLLC during the calendar years ended December 31, 2002, and December 31, 2001:


     Fee category                      2003           2002
     ------------                      ----           ----

     Audit fees                        $ 22,750       $ 20,840

     Audit-related fees                     -0-            -0-

     Tax fees                               -0-            -0-

     All other fees                       1,000            -0-
     Total fees                          23,750         20,840

     Audit fees. Consists of fees for professional services rendered by Malone & Bailey, PLLC for the audit of Cybertel's annual financial statements and the review of financial statements included in Cybertel's Forms 10-QSB or services that are normally provided by Malone & Bailey, PLLC in connection with statutory and regulatory filings or engagements.

     Audit-related fees. Consists of fees for assurance and related services by Malone & Bailey that are reasonably related to the performance of the audit or review of Cybertel's financial statements and are not reported under "Audit fees." We did not incur any such fees in 2002 or 2003.

     Tax fees. Consists of fees for professional services rendered by Malone & Bailey, PLLC for tax compliance, tax advice and tax planning. We did not incur any such fees in 2002 or 2003.

     All other fees. Consists of fees for products and services provided by Malone & Bailey, PLLC, other than the services reported under "Audit fees," "Audit-related fees" and "Tax fees" above. In 2003, these fees consist of the preparation of a consent letter in connection with our Registration Statement on Form S-8.

     Representatives of Malone & Bailey, PLLC, are not expected to be present at the Meeting. However, we expect that such representatives will be available by telephone to respond to appropriate questions.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors.
---------------------------------

     The Company's Audit Committee Charter provides for the approval, in advance of their performance, of all professional services to be provided to the Company by its independent auditor, provided that the audit committee shall not approve any non-audit services proscribed by Section 10A(g) of the Securities Exchange Act of 1934, as amended, in the absence of an applicable exemption. The audit committee may delegate to a designated member or members of the audit committee the authority to approve such services so long as any such approvals are disclosed to the full audit committee as its next scheduled meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE COMMON STOCKHOLDERS VOTE TO APPROVE MALONE & BAILEY, PLLC AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE COMING YEAR.

     PROPOSAL 9 - TO APPROVE THE COMPANY'S 2001 STOCK OPTION PLAN

     The Company's Board of Directors has adopted the 2001 Consultant Stock Plan (the "Plan"), which reserves 2.5 million shares of Common Stock for issuance to the directors, officers, employees and consultants of the Company, with no one person to receive more than 500,000 options in any one-year period. The selection of eligible persons is left to the sole discretion of the Plan Committee.
     The Plan provides for the granting of Incentive Options and Nonqualified Options. Incentive Options must comply with Section 422 of the Internal Revenue Code. The exercise price of Incentive Options shall not be less than the fair market value of the Company's Common Stock on the date of grant, provided that the exercise price of any Incentive Option granted to any person who owns more than 10% of the total combined voting power of all classes of the Company's stock shall not be less than 110% of the fair market value of the Common Stock. The exercise price of any Non-Qualified Option shall not be less than 85% of the fair market value of the Common Stock on the date of the grant of the option. No option may have a term of more than five years. The Plan Committee has full discretion to set the terms, conditions and vesting schedules of any option that may be granted under the Plan, provided that, except with respect to directors and officers of the Company, options shall vest at the rate of at least 20% per year. The maximum vesting period for options granted to directors and officers shall be five years from the date of grant.

     If an optionee ceases to be a director, officer or employee of the Company, any option shall terminate three months after that person's termination, provided that the period shall be one year in the case of termination due to disability, and six months if that period is stated in the option agreement with respect to Non-Qualified Options.

     Options shall be exercised by tendering full payment in cash or certified bank or cashier's check, or by paying shares of stock having a fair market value equal to the exercise price. Options may also be exercised through a sale and remittance procedure through which the optionee shall instruct his/her/its broker to effect the sale of the purchased shares and remit the exercise price to the Company from the sales proceeds.

     In the event of a subdivision or consolidation of shares, including, but not limited to, a stock split, reverse stock split, recapitalization, continuation or reclassification, or the payment of a Common Stock dividend, the number of shares subject to outstanding options shall be adjusted proportionately.

     In June, 2001, the Company filed with the Securities and Exchange Commission a Registration Statement on Form S-8 with respect to the 2.5 million shares covered by the Plan. The Board of Directors believes that the Plan is in the Company's best interests because it makes it easier to attract and retain individuals that are key to the Company's business strategy.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE HOLDERS OF THE COMMON STOCK VOTE TO APPROVE THE COMPANY'S 2001 STOCK OPTION PLAN.

PROPOSAL 10 - TO APPROVE THE COMPANY'S ABILITY TO SELL COMMON STOCK AT PRICES
                     BELOW NET ASSET VALUE PER SHARE

     The Company's Board of Directors has unanimously adopted a resolution seeking stockholder approval to sell stock at prices below net asset value. The Board of Directors believes that this is in the Company's best interest as it may be necessary, at some point in the future, to sell stock in order to raise capital for acquisitions or to finance operations. The approval of the common stockholders is being sought to sell stock even in the event that the market price of the Company's Common Stock falls below the net asset value per share.

     There will be no immediate effect of this action. The Company's liabilities currently exceed its assets, resulting in a negative net asset value per share. As it is impossible to sell stock at a negative value, the Company is not currently in a position to take the action contemplated herein. Should the Company obtain a positive net asset value in the future, with the stock price being less than or equal to the net asset value, the Board of Directors would be authorized to sell stock at a price below net asset value per share. If such an action were taken, the result would be immediate dilution to existing stockholders and a further erosion in net asset value per share.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE COMMON STOCKHOLDERS VOTE TO APPROVE THE COMPANY'S ABILITY TO SELL COMMON STOCK AT PRICES BELOW NET ASSET VALUE PER SHARE.

Other Matters.
--------------

     The Board of Directors is not aware of any business other than the aforementioned matters that will be presented for consideration at the Meeting. If other matters properly come before the Meeting, it is the intention of the person named in the enclosed proxy to vote thereon in accordance with his best judgment.

Deadline for Submitting Stockholder Proposals.
----------------------------------------------

     September 30, 2004, is the deadline for submitting stockholder proposals for inclusion in the Company's proxy statement and form of proxy for its next annual meeting. After September 30, 2004, notice of a stockholder proposal submitted outside the processes of Rule 14a-8 of the Securities and Exchange Commission shall be considered untimely.


     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY IN THE REPLY ENVELOPE PROVIDED.


                                            By Order of the Board of Directors


January 27, 2004                            Richard D. Mangiarelli
                                            Director and Chief Executive
                                            Officer

APPENDIX A

                   CYBERTEL COMMUNICATIONS CORP.
                     2820 La Mirada Drive, #H,
                      Vista, California 92083



        NOTICE OF SPECIAL MEETING OF COMMON STOCKHOLDERS
               TO BE HELD ON ____________, 2004




Dear Shareholders:

     A special meeting of the common stockholders of Cybertel Communications Corp., a Nevada corporation (the "Company"), will be held on ______, 2004 at 7:30 a.m. local time, at 3900 Las Vegas Boulevard South, Las Vegas, Nevada 89119, for the following purposes:

     1.  To elect all members of the Board of Directors.

     2. To retroactively approve the increase in the Company's authorized number of shares of preferred stock from five million shares to 50 million shares and ratify the increase in the authorized number of shares of Series B Super Voting Preferred Stock from two million shares to 20 million shares.


     3. To amend the Company's Articles of Incorporation to authorize the board of directors to effect re-capitalizations in the form of forward and reverse splits of our outstanding securities without stockholder approval.

     4. To amend the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from two billion to 10 billion.

     5. To amend the Company's Articles of Incorporation to increase the number of authorized shares of Preferred Stock from 50 million to 100 million.

     6. To amend the Company's Articles of Incorporation to change the name of the Company to "Cybertel Capital Corporation."

     7. To amend the Company's Bylaws to divide the board of directors into three classes (designated A, B, and C, respectively), with only one class of directors being subject to re-election each year, and changing the term of service for each class from one year to three years.

     8. To approve Malone & Bailey, PLLC as the Company's independent auditors for the coming year.

     9.  To approve the Company's 2001 Stock Option Plan.
     10. To approve the Company's sale of common stock at prices below net asset value per share.

     11. To transact such other business as may properly come before the special meeting and any adjournment or postponement thereof.
     Only shareholders of record at the close of business on January 26, 2004, will be entitled to receive this Proxy Statement and notice of the special meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

/s/ Richard D. Mangiarelli

Richard D. Mangiarelli
Vista, California
January 27, 2004

APPENDIX B


                              PROXY
            FOR THE SPECIAL MEETING OF STOCKHOLDERS OF
                   CYBERTEL COMMUNICATIONS CORP.
                     TO BE HELD ________, 2004

      By completing and returning this Proxy to Cybertel Communications Corp. (the "Company"), you will be designating Richard F. Schmidt, the Chief Financial Officer of the Company, to vote all of your shares of the Company's common stock as indicated below.

     Please complete this Proxy by clearly marking the appropriate column(s), filling out the stockholder information and dating below, and return it to the Company in the enclosed self-addressed envelope.

     Matters of business are as follows:

     PROPOSAL 1 - Shall the following persons be elected to serve on the Company's Board of Directors, to serve for the periods of time indicated under their respective names or, in the event that the common stockholders do not approve Proposal 4, below, until the next annual meeting of common stockholders?

     (1) Joost H.
         van Adelsberg, Jr.       YES           NO          ABSTAIN
         (one year)

                                  ----          ----        ----


     (2) John E. Jordan           YES           NO          ABSTAIN
         (one year)
                                  ----          ----        ----

     (3) Bruce G. Caldwell        YES           NO          ABSTAIN
         (two years)

                                  ----          ----        ----

     (4) Paul Ferandell           YES           NO          ABSTAIN
         (two years)

                                  ----          ----        ----


     (5) Richard D. Mangiarelli   YES           NO          ABSTAIN
         (three years)

                                  ----          ----        ----

     (6) Richard F. Schmidt       YES           NO          ABSTAIN
         (three years)

                                  ----          ----        ----

     PROPOSAL 2 - Shall the Company's common stockholders retroactively approve the increase in the Company's authorized number of shares of preferred stock from five million shares to 50 million shares and ratify the increase in the authorized number of shares of Series B Super Voting Preferred Stock from two million shares to 20 million shares?

                                  YES           NO          ABSTAIN


                                  ----          ----        ----

     PROPOSAL 3 - Shall the Company amend its articles of incorporation to authorize the Board of Directors to effect re-capitalizations in the form of forward and reverse splits of our outstanding securities without stockholder approval?

                                  YES           NO          ABSTAIN


                                  ----          ----        ----

     PROPOSAL 4 - Shall the Company amend its Articles of Incorporation to increase the number of authorized shares of Common Stock from two billion to 10 billion?

                                  YES           NO          ABSTAIN


                                  ----          ----        ----

     PROPOSAL 5 - Shall the Company amend its Articles of Incorporation to increase the number of authorized shares of Preferred Stock from 50 million to 100 million?


                                  YES           NO          ABSTAIN

                                  ----          ----        ----


     PROPOSAL 6 - Shall the Company amend its Articles of Incorporation to change to "Cybertel Capital Corporation"?

                                  YES           NO          ABSTAIN


                                  ----          ----        ----

     PROPOSAL 7 - Shall the Company amend its Bylaws to divide the board of directors into three classes (designated A, B, and C, respectively), with only one class of directors being subject to re-election each year, and changing the term of service for each class from one year to three years?

                                  YES           NO          ABSTAIN


                                  ----          ----        ----


     PROPOSAL 8 - Shall the Company engage Malone & Bailey, PLLC as its independent auditors for the coming year?

                                  YES           NO          ABSTAIN


                                  ----          ----        ----


     PROPOSAL 9 - Shall the Company adopt the 2001 Stock Option Plan reserving up to 2.5 million shares of its common stock for issuance to the directors, officers, employees and consultants of the Company?

                                  YES           NO          ABSTAIN


                                  ----          ----        ----


     PROPOSAL 10 - Shall the Company be authorized to issue its common stock at prices below net asset value per share?

                                  YES           NO          ABSTAIN

                                  ----          ----        ----


     The undersigned hereby acknowledges receipt of the Company's Proxy Statement dated January 27, 2004, and expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented in this Proxy. (Please sign exactly as your name appears on your stock certificate(s). Joint owners should both sign. If signing in a representative capacity, give full titles and attache proof of authority unless already on file with the Company.)

Dated: ________________, 2004.            _________________________________
                                   Name of stockholder (Please
                                        print legibly)

Number of shares: ____________          ___________________________________
                                   Signature

     As of January 26, 2004, which is the record date for determining the stockholders who are entitled to notice of and to vote at the Meeting, the Board of Directors of the Company is not aware of any other matters to be presented at the Meeting. If no direction is indicated on a proxy that is executed and returned to the Company, it will be voted "FOR" the election of each of the above-named persons as directors and "FOR" each of the other proposals set forth above. Unless indicated below, by completing and returning this Proxy, the stockholder grants Mr. Schmidt the discretion to vote in accordance with his best judgment on any other matters that may be presented at the Meeting.

     _____ Withhold discretion to vote on any other matter presented at the Meeting.

                               APPENDIX C

         CYBERTEL COMMUNICATIONS CORP. AUDIT COMMITTEE CHARTER
                     (adopted on January 27, 2004)


     Cybertel Communications Corp., a Nevada corporation (the "Company"), maintains a committee of the Board of Directors known as the Audit Committee, which is composed of directors who are independent of the management of the Company and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as committee members. The committee members must meet the Audit Committee's membership requirements, follow its statement of policy, and shall have the authorities and responsibilities as described below:

Organization and Membership Requirements. The Audit Committee shall be composed of two or more directors, as determined by the Board, each of whom shall be independent," as that term is defined in Section 10A(m) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and the Rules and Regulations (the "Regulations") of the Securities and Exchange Commission (the "Commission") under the Exchange Act. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including, but not limited to, being or having been a chief executive officer, chief financial officer, other senior officer with financial oversight responsibilities.

Statement of Policy. The Audit Committee reports to the Board of Directors and shall provide assistance to the Board of Directors in fulfilling the Board's responsibility to the stockholders, potential stockholders, business partners, suppliers, service providers, and investment community relating to the corporate accounting, reporting practices, and the quality and integrity of the financial reports of the Company. In so doing, the Audit Committee shall have the responsibility to oversee the accounting and financial reporting processes of the Company and audits of its financial statements and to maintain free and open communication among the directors, the independent auditors, outside general counsel, and the financial management of the Company. Notwithstanding the foregoing, the Audit Committee is not responsible for planning or conducting audits, or determining whether the Company's financial statements are complete and accurate or in accordance with generally accepted accounting principles.

Authority and Responsibilities. In carrying out its responsibilities, the Audit Committee will:

Appoint and provide for the compensation of a "registered public accounting firm (as that term is defined in Section 2(a) of the Sarbanes-Oxley Act of 2002) to serve as the Company's independent auditor, oversee the work of the independent auditor (including resolution of any disagreements between management and the independent auditor regarding financial reporting), evaluate the performance of the independent auditor and, if so determined by the Audit Committee, replace the independent auditor; it being acknowledged that the independent auditor is ultimately accountable to the Board and Audit Committee, as representatives of the Company's shareholders.

Request and evaluate a formal written statement from the independent auditors delineating all relationships between the independent auditors and the Company that could bear on their independence as required by the Independence Standards Board Statement No. 1, discuss such report with the auditor, oversee the independence of the auditors and, if so determined by the Audit Committee, take appropriate action to address issues raised by such evaluation.

Discuss with the independent auditor the matters required to be discussed by SAS 61, as may be modified or supplemented.

Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof, review such audit including any comments or recommendations of the independent auditors.
Review with the independent auditors and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, including any management letter issued by the independent auditor and any responses thereto, and elicit and make recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

Instruct the auditor to report to the Audit Committee on all critical accounting policies of the Company, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of use of such alternative disclosures and treatments and the treatment preferred by the auditors, and other material written communication between the auditors and management.

Review the annual report on Form 10-KSB and quarterly reports on Form 10-QSB and press releases on earnings with management and the independent auditors to determine that management and the independent auditors are satisfied with the disclosure and content of the financial statements, management's discussion and analysis of the Company's financial condition and results of operations, and other related text to be filed with the Securities and Exchange Commission and presented to the shareholders and public. Any changes in accounting principles should also be reviewed.

Meet annually with management and the independent auditor to discuss:

     the audited annual financial statements and the report of the independent auditor thereon, and significant issues encountered in the course of the audit work, including: restrictions on the scope of activities, access to required information, the adequacy of the disclosure of any off-balance sheet transactions, arrangements and obligations and relationships identified in reports filed with the SEC, and the appropriateness of the presentation of any pro forma financial information included in any report filed with the SEC; and

     the attestation and report of the independent auditor on the Company's assessment of the effectiveness of its internal control structure and procedures for financial reporting.

Inquire of management and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the content of the independent auditor's letter to Company management, the independent auditors' evaluation of the Company's financial and accounting personnel, and the cooperation that the independent auditors received during the course of the audit.

Review significant changes to the Company's accounting principles and practices proposed by the independent auditor, the internal auditor (if any) or management.

Review accounting and financial personnel and succession planning within the department.

Annually review the Company's expense reimbursement policies and practices used by the officers and directors.
Review management's compliance with all investment policies that may be adopted by the Board of Directors from time to time.

Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each Audit Committee meeting with, the Board of Directors.

Investigate any matter brought to the Audit Committee's attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

Review the Audit Committee Charter annually and update as necessary, giving consideration to additional responsibilities that may be recommended or imposed from time-to-time by the AICPA, the PCAOB and the SEC, through listing and reporting requirements for companies and auditing requirements for auditors.

Prepare the Audit Committee report required by the Regulations to be included in the Company's annual proxy statement.

Include in the proxy materials that are distributed to the shareholders in preparation for the annual shareholders' meeting a statement indicating whether the Audit Committee has recommended to the Board of Directors that the Company's audited financial statements should be included in the annual report on Form 10-KSB for the fiscal year then ended.

Establish a procedure for receipt, retention and treatment of any complaints received by the Company about its accounting, internal accounting controls or auditing matters and for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Approve, in advance of their performance, all professional services to be provided to the Company by its independent auditor, provided that the Audit Committee shall not approve any non-audit services proscribed by Section 10A(g) of the Exchange Act in the absence of an applicable exemption. The Audit Committee may delegate to a designated member or members of the Audit Committee the authority to approve such services so long as any such approvals are disclosed to the full Audit Committee as its next scheduled meeting.

                                     APPENDIX D


                           CERTIFICATE OF DESIGNATIONS OF
                     SERIES B SUPER VOTING PREFERRED STOCK OF
                            CYBERTEL COMMUNICATIONS

     Pursuant to Section 78.1955 of the Nevada Revised Statutes

     The undersigned, Richard D. Mangiarelli and Rick Schmidt, hereby certify that:

     I. They are the duly elected and acting President and Secretary, respectively, of CYBERTEL COMMUNICATIONS CORP., a Nevada corporation (the "Corporation").

     II. The Corporation is authorized to issue Five Million (5,000,000) shares of preferred stock, $0.001 par value per share.

     III. The following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation (the "Board of Directors") as of June 24, 2002 pursuant to the Articles of Incorporation of the Corporation and in accordance with the provisions of the Nevada Revised Statutes.

RESOLUTIONS

     WHEREAS, the Board of Directors is authorized to provide for the issuance of the shares of preferred stock in series, and by filing a certificate pursuant to the applicable law of the State of Nevada, to establish and issue one or more series of preferred stock with such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and with such qualifications, limitations or restrictions thereon as the Board of Directors may determine.

     WHEREAS, the Board of Directors desires, pursuant to its authority as aforesaid, to designate a new series of preferred stock, set the number of shares constituting such series and fix the rights, preferences, privileges and restrictions of such series.

     NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors hereby designates a new series of preferred stock and the number of shares constituting such series and fixes the rights, preferences, privileges and restrictions relating to such series as follows:

     A. Designation, Amount and Par Value. The series of preferred stock shall be designated as the Series B Super Voting Preferred Stock (the "Series B Preferred Stock") and the number of shares so designated shall be Two Million (2,000,000) (which shall not be subject to increase or decrease). Each share of Series B Preferred Stock shall have a par value of $0.001 per share and no stated value.

     B.   Dividends.

          (1) Holders of the Series B Preferred Stock shall not be entitled to receive dividends.

     C.   Liquidation, Dissolution or Winding Up.

          (1) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of the Series B Preferred Stock shall be entitled, at each meeting of stockholders of the Corporation (and with respect to written consents of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration, to 100 votes per share owned of Series B Preferred Stock. Except as provided by law, and by the provisions of Section G below, holders of Series B Preferred Stock shall vote together with the holders of Common Stock as a single class.

          (2) The holders of the Series B Preferred Stock shall not be entitled to any rights of cumulative voting with respect to their shares.

     E. Other Securities. Subject to any limitations contained in this Certificate of Designations and the Corporation's Articles of Incorporation, as amended, the Board of Directors of the Corporation reserves the right to establish additional classes and/or series of capital stock of the corporation and to designate the preferences, limitations and relative rights of any such classes and/or series.

     F. Capital Reorganization. If the Corporation shall at any time hereafter subdivide or combine its outstanding shares of Common Stock, declare a dividend payable in Common Stock, or in case of any capital reorganization or reclassification of the shares of Common Stock of the Corporation, the number of shares of the Series B Preferred Stock shall be adjusted appropriately to allow the holders of the Series B Preferred Stock, as nearly as reasonably possible, to maintain their pro rata interest in the Corporation that each holder had prior to any such subdivision, combination, stock dividend, reorganization or reclassification.

     G. Amendment. This Certificate of Designations constitutes an agreement between the Corporation and the holders of the Series B Preferred Stock. The Corporation shall not amend this Certificate of Designations or alter or repeal the preferences, rights, powers or other terms of the Series B Preferred Stock so as to affect adversely the Series B Preferred Stock, without the written consent or affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the then outstanding shares of Series B Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class.

     IN WITNESS WHEREOF, the Corporation, has caused its corporate seal to be hereunto affixed and this certificate to be signed by Richard D. Mangiarelli, its President, and attested by Rick Schmidt, its Secretary, as of the 24th day of June, 2002.

                                          CYBERTEL COMMUNICATIONS CORP.



                                          By: /s/ Richard D. Mangiarelli
                                              ------------------------------
                                              Name: Richard D. Mangiarelli
                                              Title: President
Attest:



By: /s/ Rick Schmidt
    ------------------------------
Name: Rick Schmidt
Title: Secretary

                              CERTIFICATE OF AMENDMENT TO
                            CERTIFICATE OF DESIGNATIONS OF
                       SERIES B SUPER VOTING PREFERRED STOCK OF
                             CYBERTEL COMMUNICATIONS CORP.

Pursuant to Section 78.1955 of the Nevada Revised Statutes

     The undersigned, Richard D. Mangiarelli and Rick Schmidt, hereby certify that:

     I. They are the duly elected and acting President and Secretary, respectively, of CYBERTEL COMMUNICATIONS CORP., a Nevada corporation (the "Corporation").

     II. The Corporation is authorized to issue Five Million (5,000,000) shares of preferred stock, $0.001 par value per share.

     III. The following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation (the "Board of Directors") as of June 24, 2002 pursuant to the Articles of Incorporation of the Corporation and in accordance with the provisions of the Nevada Revised Statutes.

RESOLUTIONS

     WHEREAS, the Company's Articles of Incorporation authorize the Company to issue up to five million shares of one mill (1.001) par value preferred stock, with such stock to have such rights, privileges and preferences as the Company's Board of Directors shall determine;

     WHEREAS, on June 24, 2002, acting in accordance with the Articles of Incorporation, the Company's Board of Directors unanimously adopted a Certificate of Designation with the Secretary of State of the State of Nevada on June 10, 2003;

     WHEREAS, the Certificate of Designation provides for the Series B Preferred Stock to have 100 votes per share and, except as provided by law and in Section G of the Certificate of Designation, with the holders of the Company's Series B Preferred Stock and its common stock to vote as a single class;

     WHEREAS, Section G of the Certificate of Designation requires that the holders of at least 66-2/3% of the outstanding shares of Series B Preferred Stock vote to amend the Certificate of Designation or to alter or repeal the rights, privileges and preferences of the Series B Preferred Stock;

     WHEREAS, on June 27, 2002, the Company's Board of Directors voted unanimously to increase the number of authorized shares of the Company's preferred stock from five million shares to 50 million shares;

     WHEREAS, on July 1, 2002, the Company's Board of Directors unanimously resolved to issue a total of 65,000 shares of Series B Preferred Stock to the following persons(the "Series B Preferred Stockholders"), in the amounts indicated opposite their respective names, although the Board of Directors did not adopt any formal Board meeting minutes with respect to such Series B Preferred Stock issuance until July 10, 2002:

     Name                                 No. Of Shares
     ----                                 -------------

Richard d. Mangiarelli                    30,000
Richard Schmidt                           20,000
John Jordan                                5,000
Bruce Caldwell                             5,000
Paul Ferandell                             5,000;

     WHEREAS, immediately following such issuance, the undersigned Series B Preferred Stockholders, who collectively owned 84.6% of the issued and outstanding Ser B Preferred Stock, verbally consented to approve the above-referenced increase in the authorized number of preferred shares to 50 million shares, with the authorized number of Series B Preferred Shares to be 20 million shares;

     WHEREAS, on July 2, 2002, the Company filed with the Secretary of State of Nevada a Certificate of Amendment to its Articles of Amendment by which it effectuated the above-referenced increase in the authorized number of shares of preferred stock; and

     WHEREAS, through error or oversight, the Company did not file (I) with the Nevada Secretary of State an amended Certificate of Designation with respect to the increase in the authorized number of shares of Series B Preferred Stock; or (ii) with the Securities and Exchange Commission an information statement with respect to such increase, and did not mail any such information statement to its stockholders with respect thereto;

     NOW THEREFORE, be it RESOLVED, that the undersigned hereby retroactively adopt and ratify all of the above-referenced actions taken with respect to the authorization and issuance of the Series B Preferred Stock and the increase in the authorized number of preferred shares and shares of Series B Preferred Stock, effective as of the date of each such action;

     FURTHER RESOLVED, that the Company prepare and file: (i) with the Nevada Secretary of State an amended Certificate of Designation with respect to the increase in the authorized number of shares of Series B Preferred stock; and
(iii) with the Securities and Exchange Commission an information statement with respect to the increase in the authorized number of shares of Series B Preferred Stock; and

     FURTHER RESOLVED, that Paragraph A of the Certificate of Designation be amended to read as follows:

          A. Designation, Amount and Par value. The series of preferred stock shall be designated as the Series B Super Voting Preferred Stock (the "Series B Preferred Stock"), and the number of shares so designated shall be Twenty Million (20,000,000) (which shall not be subject to increase or decrease). Each share of Series B Preferred Stock shall have a par value of $0.001 per share and no stated value.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by Richard D. Mangiarelli, its President, and attested by Rich Schmidt, its Secretary, as of the 29th day of October, 2003.

                                          CYBERTEL COMMUNICATIONS CORP.



                                          By: /s/ Richard D. Mangiarelli
                                             -----------------------------
                                          Name: Richard D. Mangiarelli
                                          Title: President

Attest:



By: /s/ Rick Schmidt
   ------------------------------
Name: Rick Schmidt
Title: Secretary

                                   APPENDIX E

Certificate of Amendment to Articles of Incorporation for Nevada Profit
                         Corporations

     (Pursuant to NRS 78.385 and 78.380 - After Issuance of Stock)
                             Remit in Duplicate


1.  Name of corporation: Cybertel Communications Corporation

2. The articles have been amended as follows (provide article numbers, if available:

VI.  Capital Stock:

Section 1. Authorized Shares: The total number of shares which this corporation is authorized to issue is 350,000,000 shares of at $.001 par value per share.

(a) The total number of shares of Common Stock which this corporation is authorized to issue is 300,000,000 shares at $.001 par value per share.

(b) The total number of shares of Preferred Stock which this corporation is authorized to issue is 50,000,000 shares at $.001 par value per share, which Preferred stock may contain special preferences as determined by the Board of Directors of the corporation, including, but not limited to, voting rights, the bearing of interest and convertibility into shares of common stock of the corporation.

3. The vote by which the stockholders holding such shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 51%.

4.  Officer Signature (Required):

/s/ Richard Mangiarelli
-----------------------

* If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

Certificate of Amendment to Articles of Incorporation for Nevada Profit
                         Corporations

     (Pursuant to NRS 78.385 and 78.380 - After Issuance of Stock)
                             Remit in Duplicate


1.  Name of corporation: Cybertel Communications Corporation

2. The articles have been amended as follows (provide article numbers, if available:

VI.  Capital Stock:

Section 1. Authorized Shares: The total number of shares which this corporation is authorized to issue is 2,050,000,000 shares at $.001 par value per share.

(a) The total number of shares of Common Stock which this corporation is authorized to issue is 2,000,000,000 at $.001 par value per share.

3. The vote by which the stockholders holding such shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 51%.

4.  Officer Signature (Required):

/s/ Richard Mangiarelli                      President & CEO
-----------------------                      ---------------

* If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.